SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549


                                     FORM 8-K

                                  CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)     January 22, 1997
                                                            -------------------


                                INTEGON CORPORATION
               ----------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)




     Delaware                      001-10997                       13 3559471
--------------------          --------------------          --------------------
(State or Other Jurisdiction  (Commission File Number)         (I.R.S. Employer
of Incorporation)                                           Identification No.)


                               500 West Fifth Street
                       Winston-Salem, North Carolina  27152
               ----------------------------------------------------
                     (Address of Principal Executive Offices)
                                    (Zip Code)


                                 (910) 770-2000
               ----------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
               ----------------------------------------------------
               (Former name or address, if changed from last report)

         Item 5.   Other Events.

              On January 22, 1997, the Board of Directors of Integon Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share, of the Company (the "Common Stock"). The dividend is payable on February 11, 1997 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the "Preferred Stock") at a price of $70.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated as of January 22, 1997, between the Company and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agent"), as the same may be amended from time to time (the "Rights Agreement").

              Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person"), with certain exceptions set forth below, has acquired beneficial ownership of 20% or more of the outstanding shares of Common Stock or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate. An Acquiring Person does not include (A) the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company, or any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any subsidiary of the Company, (B) any person that would be deemed an "Acquiring Person" upon the adoption of the Rights Agreement, unless and until such person acquires beneficial ownership of any additional shares of Common Stock after the date of the Rights Agreement, or (C) any person whose beneficial ownership of 20% or more of the outstanding shares of Common Stock results from an acquisition of shares of Common Stock by the Company that, by reducing the number of shares outstanding, increases the proportionate number of shares of Common Stock beneficially owned by such person to 20% or more of the shares of Common Stock then outstanding, unless such person thereafter become the beneficial owner of any additional shares of Common Stock and upon the consummation of such acquisition such person beneficially owns 20% or more of the shares of Common Stock then outstanding. In addition, if the Board determines that a person or group of affiliated or associated persons who otherwise would be an Acquiring Person became so inadvertently, and such person promptly divests sufficient shares so that the 20% ownership eases, such person will not be deemed an Acquiring Person.


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
              The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a legend incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

              The Rights are not exercisable until the Distribution Date. The Rights will expire on January 22, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

              The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution
         (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

              The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

              Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Unless otherwise provided in connection with the creation of a subsequent series of preferred stock, the Preferred Stock will be subordinate to any other series of the Company's preferred stock. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum quarterly dividend payment of $10.00 per share but will be entitled to an aggregate dividend of 1000 times the dividend declared per share of Common Stock. In the event of the liquidation of the Company, the holders of the Preferred Stock will be entitled to receive a minimum liquidation payment of $1000.00 per share (plus any accrued but unpaid dividends)


C-408667.12354.01018
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
         but will be entitled to an aggregate payment of 1000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Common Stock. The rights of Preferred Stock as to dividends, liquidation and voting are protected by customary antidilution provisions. Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of
         Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

              In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive, upon exercise of a Right at the then current Purchase Price, that number of shares of Common Stock (or other securities or property) having a market value of two times the Purchase Price. The Board may also cause the automatic exchange of each Right (other than those held by the Acquiring Person) for one share of Common Stock (or, at the Board's option, one one-thousandth of a share of Preferred Stock) after any person or group of affiliated or associated persons becomes an Acquiring Person but prior to the Acquiring Person becoming the beneficial owner of 50% of the Common Stock.

              If there is an insufficient number of authorized but unissued shares of Common Stock (or Preferred Stock) to permit the full exchange of Rights, then debt or equity or other assets of Integon or a subsidiary may be issued in lieu of Common Stock (or Preferred Stock) and the Purchase Price may be adjusted.

              In the event that, after a person or group of affiliated or associated persons has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

              At any time after any person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may cause the Company to exchange the Rights (other than Rights owned by such person or group, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock (or one one-thousandth of a share of Preferred Stock, or shares of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges) per Right, subject to adjustment.


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
              No fractional shares of Preferred Stock will be issued (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

              At any time prior to the earlier of (i) the tenth day after the time that a person or group of affiliated or associated persons has become an Acquiring Person (subject to extension by the Board of Directors, with the approval of a majority of the two-third majority of the Board) and (ii) the Final Expiration Date, the Board of Directors may cause the Company to redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish, and, after a person or group of affiliated or associated persons becomes an Acquiring Person, certain circumstances shall require the concurrence of a two-thirds majority of the Board of Directors. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

              For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights in any manner, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of 0.001% and the largest percentage of the outstanding shares of Common Stock then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights in any manner that does not adversely affect the interests of holders of the Rights. Amendments to the Rights Agreement after a person or group of affiliated or associated persons becomes an Acquiring Person require the approval of a two-thirds majority of the Board of Directors.

              Until a Right is exercised, the holder thereof, as such, will have
         no  rights  as  a  stockholder  of  the  Company,  including,   without
         limitation, the right to vote or to receive dividends.

              As of January 22, 1997, there were 15,736,121 shares of Common Stock issued and outstanding, 2,480,000 shares reserved for issuance pursuant to employee benefit plans and 3,722,966 shares reserved for issuance upon conversion of the Company's $3.875 Convertible Preferred Stock. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

              The Rights Agreement is filed herewith as Exhibit 99.1, and is incorporated herein by reference. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time.


C-408667.12354.01018
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
          Item 7.   Exhibits
          ------------------

          Exhibit No.    Description
          ----------     -----------

             99.1 Rights Agreement, including the form of Articles of Amendment with respect to the Series A Junior Participating Preferred Stock, included as Exhibit A to the Rights Agreement, and the forms of Rights Certificate and of Election to Exercise, included as Exhibit B to the Rights Agreement, all incorporated by reference to Exhibit 4 to the Company's Registration Statement on Form 8-A dated January
                       31, 1997.



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
                                    SIGNATURE


              Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                               INTEGON CORPORATION



                              By: /s/ John B. Yorke
                             -----------------------
                                 John B. Yorke
                                 Vice President, Corporate General Counsel
                                  and Secretary


         Date:  January 31, 1997



C-408667.12354.01018
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
                                   EXHIBIT INDEX



     Exhibit No.         Description
     -----------         -----------

         99.1           Rights Agreement, dated as of
                        January 22, 1997, between Integon
                        Corporation (the "Company") and
                        First Chicago Trust Company of New
                        York, as Rights Agent, including the
                        form of Articles of Amendment with
                        respect to the Series A Junior
                        Participating Preferred Stock of the
                        Company, included as Exhibit A to
                        the Rights Agreement, and the forms
                        of Rights Certificate and of Election
                        to Exercise, included as Exhibit B to
                        the Rights Agreement (incorporated
                        by reference to Exhibit 4 to the
                        Company's Registration Statement on
                        Form 8-A dated January 31, 1997).



C-408667.12354.01018
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